Ameritas Life Insurance Corp. of New York

("Ameritas Life of NY")

Ameritas Life of NY Separate Account VUL and

Ameritas Life of NY Separate Account VA

Supplement to:

Overture Encore! II,

Overture Acclaim! and Overture Accent!

Prospectuses Dated May 1, 2012

Supplement Dated May 1, 2022

The following disclosures are added to your Policy prospectus:

Fixed Account Risks

The Fixed Account is part of the General Account of Ameritas Life Insurance Corp. of New York. The obligations of the General Account are subject to the claims of our creditors, the financial strength and the claims paying ability of the Company. The General Account is not a bank account and it is not insured by the FDIC or any other government agency.

Insurance Company Risks

Ameritas Life of New York has sole legal responsibility to pay amounts that are owed under the Policy. You should look to the financial strength of Ameritas Life of New York for its claims-paying ability. We are also exposed to risks related to natural and human-made disasters or other events, including (but not limited to) earthquakes, fires, floods, storms, epidemics and pandemics (such as COVID-19), terrorist acts, civil unrest, malicious acts and/or other events that could adversely affect our ability to conduct business. The risks from such events are common to all insurers. To mitigate such risks, we have business continuity plans in place that include remote workforces, remote system and telecommunication accessibility, and other plans to ensure availability of critical resources and business continuity during an event. Such events can also have an adverse impact on financial markets, U.S. and global economies, service providers, and Fund performance for the portfolios available through your Policy. There can be no assurance that we, the Funds, or our service providers will avoid such adverse impacts due to such event and some events may be beyond control and cannot be fully mitigated or foreseen.

All other provisions of your Policy remain as stated in your Policy and prospectus.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp. of New York.

If you do not have a current prospectus, please contact Ameritas Life of New York at 877-280-6110.

IN 2649 NY 5-22